UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 5, 2017

LIBERTY INTERACTIVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.425 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 5, 2017, Liberty Interactive Corporation, a Delaware corporation (“Liberty”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Liberty, Liberty Horizon, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Liberty (“Merger Sub”), and HSN, Inc., a Delaware corporation (“HSN”), pursuant to which Merger Sub will merge (the “Merger”) with and into HSN, with HSN surviving as a wholly owned subsidiary of Liberty (the “Surviving Corporation”).

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of HSN’s common stock, par value $0.01 per share (“HSN Common Stock”) (other than shares of HSN Common Stock held by HSN as treasury stock or by Liberty or any of its wholly-owned subsidiaries) will be converted into and represent the right to receive, and will be exchangeable for, 1.65 shares of validly issued, fully paid and non-assessable shares of Liberty’s Series A QVC Group common stock, par value $0.01 per share (“Liberty QVCA Common Stock”) (collectively, the “Merger Consideration”), (ii) each share of HSN Common Stock held by HSN as treasury stock will be cancelled and will cease to exist and (iii) each share of HSN Common Stock held by Liberty or any of its wholly owned subsidiaries will be converted into one validly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

The consummation of the Merger is subject to certain customary mutual conditions, including (i) the approval of HSN’s stockholders holding a majority of the outstanding shares of HSN Common Stock, (ii) the expiration or termination of any waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), (iii) the absence of any order of any court or other governmental authority that prohibits, renders illegal or permanently enjoins the consummation of the Merger, (iv) the effectiveness of the registration statement on Form S-4 to be filed by Liberty in connection with the issuance of shares of Liberty QVCA Common Stock in connection with the Merger and (v) the authorization for listing of the shares of Liberty QVCA Common Stock issuable in connection with the Merger on NASDAQ (subject to official notice of issuance). The obligation of each party to consummate the Merger is also conditioned upon (i) the accuracy of the representations and warranties of the other party as of the date of the Merger Agreement and as of the closing (subject to customary materiality qualifiers), (ii) compliance by the other party in all material respects with its pre-closing obligations under the Merger Agreement and (iii) the absence of a material adverse effect with respect to the other party. Liberty’s obligation to consummate the Merger is also conditioned upon (i) the receipt of certain approvals from the Federal Communications Commission (the “FCC Approvals”) and (ii) the Company Rights Plan Amendment (as defined below) remaining in effect and having not been terminated or withdrawn.

HSN and Liberty have each made customary representations, warranties and covenants in the Merger Agreement. Subject to certain exceptions, HSN and Liberty have agreed, among other things, to covenants relating to (i) the conduct of their respective businesses during the interim period between the execution of the Merger Agreement and the consummation of the Merger, and (ii) the use of their respective reasonable best efforts to obtain governmental and regulatory approvals. In addition, subject to certain exceptions, HSN has agreed to covenants relating to (i) the submission of the Merger Agreement to HSN’s stockholders at a special meeting thereof for approval , (ii) the recommendation by the board of directors of HSN in favor of the adoption by HSN’s stockholders of the Merger Agreement and (iii) non-solicitation obligations of HSN with respect to alternative acquisition proposals.

The Merger Agreement permits HSN to continue paying a regular quarterly cash dividend of up to $0.35 per share of HSN Common Stock.

Either HSN or Liberty may terminate the Merger Agreement if (i) Liberty, Merger Sub and HSN agree by mutual written consent to do so, (ii) the Merger has not been consummated on or before April 5, 2018 (the “Outside Date”) (provided that the Outside Date may be extended for a period of six months by either Liberty or HSN if the Merger has not been consummated as a result of the required FCC Approvals not having been obtained or the waiting periods under the HSR Act not having expired or having been terminated), (iii) any court or other governmental authority has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger and such order or other action is, or has become, final and non-appealable, (iv) the approval of HSN’s stockholders is not obtained at a meeting of HSN’s stockholders called for the purpose of adopting the Merger Agreement or (v) the other party breaches any representation, warranty or covenant that results in the failure of the related closing condition to be satisfied, subject to a cure period in certain circumstances. In addition, HSN may, under certain circumstances, terminate the Merger Agreement in order for HSN to enter concurrently into a definitive written agreement with respect to an unsolicited superior acquisition proposal, subject to HSN having first complied with certain match rights and other obligations. Additionally, Liberty may, under certain circumstances, terminate the Merger Agreement if (i) the board of directors of HSN changes or adversely modifies its recommendation that HSN’s stockholders vote in favor of adopting the Merger Agreement or (ii) HSN materially breaches its non-solicitation obligations and such breach results in an alternative transaction proposal.

If the Merger Agreement is terminated (i) by HSN in order for HSN to enter into a definitive written agreement with respect to an unsolicited superior acquisition proposal, (ii) by Liberty because (a) the board of directors of HSN changes or adversely modifies its recommendation that HSN’s stockholders vote in favor of adopting the Merger Agreement or (b) HSN materially breaches its non-solicitation obligations and such breach results in an alternative transaction proposal, or (iii) by (x) either party because the Merger was not consummated on or before the Outside Date (as it may be extended) or approval of HSN’s stockholders was not obtained or (y) by Liberty if HSN commits a breach of any covenant that results in the failure of the related closing condition to be satisfied (subject to a cure period in certain circumstances), but only if, in the case of this clause (iii), an alternative acquisition proposal was previously made and, within 15 months after termination of the Merger Agreement, HSN enters into an agreement for an alternative transaction that is subsequently consummated, then, in each case, HSN will be obligated to pay to Liberty a one-time fee equal to $40 million in cash.

If the Merger Agreement is terminated by either HSN or Liberty (i) if the Merger has not been consummated on or before the Outside Date (as it may be extended) as a result of the required regulatory approvals having not been obtained or (ii) if any court or other governmental authority has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger under any competition law or the Communications Act of 1934 and such order or other action is, or has become, final and non-appealable, then Liberty will be obligated to pay to HSN a one-time fee equal to $75 million in cash.

Pursuant to the Merger Agreement, Liberty agreed to vote all of its shares of HSN Common Stock (representing, based on Liberty’s representations to HSN set forth in the Merger Agreement, approximately 38.2% of the shares of HSN Common Stock issued and outstanding on June 29, 2017) in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, including the Merger, so long as the board of directors of HSN has not changed or adversely modified its recommendation in favor of the Merger Agreement.  The Merger Agreement also prohibits Liberty from transferring any of its shares of HSN Common Stock, subject to certain exceptions.

In connection with the transactions contemplated by the Merger Agreement, on July 5, 2017, HSN entered into an Amendment No. 1 (the “Company Rights Plan Amendment”) to the Rights Agreement (the “Company Rights Plan”) dated as of December 23, 2008 by and between HSN and Computershare Trust Company, N.A., as successor-in-interest to The Bank of New York Mellon, a New York banking corporation. The Company Rights Plan Amendment provides, among other things, that (i) neither the approval, execution, delivery or performance of the Merger Agreement or the other contracts or instruments related thereto, nor the announcement or the consummation of the Merger, will (a) cause the Rights (as defined in the Company Rights Plan) to become exercisable, (b) cause Liberty, Merger Sub or any of their Affiliates (as defined in the Company Rights Plan) or Associates (as defined in the Company Rights Plan) to become an Acquiring Person (as defined in the Company Rights Pan) or (c) give rise to a Stock Acquisition Date (as defined in the Company Rights Plan), Distribution Date (as defined in the Company Rights Plan) or Triggering Event (as defined in the Company Rights Plan) and (ii) the Company Rights will expire in their entirety, and the Company Rights Plan will terminate, immediately prior to the

Effective Time (but only if the Effective Time occurs) without any consideration payable therefor or in respect thereof.

FORWARD LOOKING STATEMENTS

This announcement includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Words such as “may,” “will,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements.  These forward-looking statements include, but are not limited to, statements about the proposed acquisition (the “proposed acquisition”) of HSN by Liberty and other matters that are not historical facts.  These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the risk that any announcements relating to the proposed acquisition could have adverse effects on the market price of the common stock of HSN or Liberty, the risk that the proposed acquisition and its announcement could have an adverse effect on the ability of HSN and Liberty to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk of the amount of any future dividend HSN may pay, and other factors.  These forward-looking statements speak only as of the date of this communication, and Liberty and HSN expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty’s or HSN’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.  Please refer to the publicly filed documents of Liberty and HSN, including the most recent Forms 10-K and 10-Q for additional information about Liberty and HSN and about the risks and uncertainties related to the business of each of Liberty and HSN which may affect the statements made in this communication.

No Offer or Solicitation

This communication relates to a proposed business combination between HSN and Liberty.  This announcement is for informational purposes only and nothing contained in this communication shall constitute an offer to buy or a solicitation of an offer to sell any securities or the solicitation of any vote in any jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

Liberty stockholders, HSN stockholders and other investors are urged to read the registration statement and the proxy statement/prospectus to be filed regarding the proposed acquisition and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed acquisition.  Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of HSN.  Copies of these SEC filings are available free of charge at the SEC’s website (http://www.sec.gov).  Copies of the filings together with the materials incorporated by reference therein are also available, without charge, by directing a request to Liberty Interactive Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (720) 875-5420.  Copies of documents filed with the SEC by HSN will be made available free of charge on HSN’s website at http://www.hsni.com or by contacting HSN’s Investor Relations Department at HSN, Inc., 1 HSN Drive, St. Petersburg, Florida 33729, Attention Investor Relations, Telephone: (727) 872-1000, email: ir@hsn.net.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Name
2.1	Agreement and Plan of Merger, dated as of July 5, 2017, by and among Liberty Interactive Corporation, Liberty Horizon, Inc. and HSN, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2017

LIBERTY INTERACTIVE CORPORATION

	By:	/s/ Craig Troyer
		Name:	Craig Troyer
		Title:	Senior Vice President, Deputy
General Counsel and Assistant
Secretary

EXHIBIT INDEX

Exhibit No.	Name
2.1	Agreement and Plan of Merger, dated as of July 5, 2017, by and among Liberty Interactive Corporation, Liberty Horizon, Inc. and HSN, Inc.